Subsequent Events	12 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

As mentioned in Note 1, on June 3, 2022, the Company completed its initial public offering of 5,000,000 ordinary shares, at a price of $5.00 per share, on the NASDAQ. The Company received gross proceeds of $25 million from the initial public offering. Effective on July 13, 2022, the Company changed its name from “Zhong Yang Financial Group Limited” to “TOP Financial Group Limited”.